UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 14, 2011

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Star Gold Corp.

(Name of Small Business issuer in its charter)

Nevada	000-52711	27-0348508
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

611 E. Sherman Avenue, Coeur d’ Alene, Idaho, USA 83814

(Address of principal executive offices)

208- 755-5374

(Registrant’s telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5- Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 15, 2011, the Board of Directors approved a restatement of the Company’s bylaws, in their entirety.  The restated bylaws are attached hereto as Exhibit 3.  The restated bylaws have been revised in their entirety to more accurately reflect the policies of the Company and Nevada Revised Statutes by including provisions intended to provide more flexible and responsive corporate governance, such as allowing, in accordance with NRS 78.320, shareholders to approve corporate actions without a meeting upon obtaining the signatures of shareholders representing a majority of the issued and outstanding shares entitled to vote.  The Company’s previous bylaws required unanimous shareholder consent to approve corporate actions without a meeting.

Section 9 – Exhibits and Financial Statements

Item 9.01 Exhibits and Financial Statements

Attached hereto as Exhibit 3 are the Company’s Amended and Restated Bylaws.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Gold Corp.

/s/ Kelly J. Stopher

Kelly J. Stopher

Chief Financial Officer

November 16, 2011